                                                                   EXHIBIT 10.22

THESE SECURITIES MAY NOT BE PUBLICLY OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933 FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.


                                     WARRANT

                   For the Purchase of Shares of Common Stock
                                       of
                             SIMULATIONS PLUS, INC.

                     Void After 5 P.M. _______________, 2002

No. 1

     Warrant to Purchase One Hundred Thousand (100,000) Shares of Common Stock

         THIS IS TO CERTIFY, that, for value received, Waldron & Co., Inc. (the "Underwriter") or registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, on or after ____________, 1998 and at any time prior to 5 P.M., Pacific Standard Time ("PST"), on _______________, 2002, but not thereafter, to purchase such number of shares of Common Stock (the "Shares") of Simulations Plus, Inc., a California corporation (the "Company"), from the Company as is set forth above and upon payment to the Company of $____ per Share (the "Purchase Price"), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive a certificate or certificates representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of subscription attached hereto, including changes thereto reasonably requested by the Company, duly executed, and accompanied by payment of the Purchase Price of each Share.

                                   SECTION 1.
                              TERMS OF THIS WARRANT

         1.1 Time of Exercise. Subject to the provisions of Sections 1.5 and 3.1 hereof, this Warrant may be exercised at any time and from time to time after 9:00 A.M., PST, on __________, 1998 (the "Exercise Commencement Date"), but no later than 5:00 P.M., _________, 2002 (the "Expiration Time") at which it shall become void, and all rights hereunder shall thereupon cease.

         1.2      Manner of Exercise.

                  1.2.1 The holder of this Warrant (the "Holder") may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed, to the Company at its corporate office in Palmdale, California together with the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company, and upon compliance with and subject to the conditions set forth herein.

                  1.2.2 Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder or its nominee. Such payment shall be made either by check payable to the order of the Company or the holder may elect to receive that number of Warrant Shares equal to the value (as determined below) of this Warrant, in which event the Company shall issue to the holder of this Warrant the number of shares of Common Stock determined by using the following formula:

                                    Y (A - B)
                               X =  ---------
                                        A

where X = the number of shares of Common Stock (or Warrant Shares) to be issued to the holder; Y = the number of Warrant Shares subject to this Warrant; A = the Fair Market Value of one (1) Warrant Share; B = the Exercise Price per Warrant Share. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholders, at their respective addresses designated in the completed Exercise Forms, within a reasonable time, in no event exceeding 10 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (if any) with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholders within such time.

                  1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

                  1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Shares.


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         1.3 Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         1.4 Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         1.5 Transfer and Assignment. Prior to one year from the date hereof, this Warrant may not be sold, hypothecated, exercised, assigned or transferred, except to individuals who are officers of the Underwriter or any successor to its business or pursuant to the laws of descent and distribution, and thereafter and until its expiration shall be assignable and transferable in accordance with and subject to the provisions of the Securities Act of 1933 and applicable state securities laws; provided, however, that if not exercised immediately upon such transfer, this Warrant shall lapse.

         1.6 Method of Assignment. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

         1.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

                (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings;



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as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                (b) the Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                (c) there shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

                (d) there shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Shares and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate).

         Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

         1.8 Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.


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         1.9 Covenants of the Company. The Company covenants and agrees as follows:

             1.9.1 At all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

             1.9.2 Prior to the issuance of any Shares upon exercise of this Warrant, the Company shall secure the listing of such Shares upon any securities exchange or automated quotation system upon which the Company's Common Stock is listed for trading.

             1.9.3 The Company covenants that all Shares when issued upon the exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

                                   SECTION 2.
                          ADJUSTMENT OF PURCHASE PRICE
                 AND NUMBER OF SHARES PURCHASABLE UPON EXERCISE

         2.1 Stock Splits. If the Company at any time or from time to time after tthe issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares purchasable hereunder shall be proportionately increased, and conversely, if the Company at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately decreased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

         2.2 Dividends and Distributions. In the event the Company at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this subsection
2.2 as of the time of actual payment of such dividends or distributions.

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




         2.3 Recapitalization or Reclassification. If the Shares issuable upon the exercise of the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2, then and in any such event each holder of Warrants shall have the right thereafter to exercise such Warrant as to the kind and amount of stock and/or other securities and property receivable upon such reclassification or other change, by the holder of the number of shares of Shares as to which such Warrant might have been exercised immediately prior to such reclassification or exchange, all subject to further adjustment as provided herein.

         2.4 Sale of the Company. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2 or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Shares deliverable upon exercise would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the holders of the Warrants after the reorganization, merger, consolidation or sale to the end that the provisions of this Section (including adjustment of the Purchase Price then in effect and number of shares purchasable upon exercise of the Warrants) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

         2.5 Observance of Duties. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Exercise Rights of the holders of the Warrants against dilution or other impairment.


                                   SECTION 3.
                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

         3.1 Registration and Legends. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended ("the Act"). Upon exercise, in part or in whole, of this Warrant, the certificates representing the Shares shall bear the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED AND SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLICABLE. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS
         (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE OR BLUE SKY LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

         3.2 No Action Letter. The Company agrees that it shall be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission") stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such shares are offered and sold without delivery of a prospectus, and that, therefore, no post-effective amendment to the Registration Statement under which such Shares are to be registered or new registration statement is required to be filed.

         3.3 Demand Registration Rights. The Company has agreed, upon the Underwriter's demand, to register the Shares, to file a new Registration Statement, and to file all necessary undertakings with the Commission so as to permit the Underwriter, or any assignee of the Underwriter, the right to sell publicly the Shares issued on exercise of this Warrant on two occasions at any time within five (5) years from the effective date of the Company's first Registration Statement as filed in 1997. In connection with the first request, the Company will bear all expenses attendant to registering the securities (subject to Section 3.5(e)), and in connection with the second request, the holders of the securities will bear all expenses.

         3.4 Piggyback Registration Rights. In the event that the Underwriter does not exercise its right to demand that the Shares be registered, the Company agrees to include any appropriate Shares issuable upon exercise of the Warrants in any Registration Statement filed by the Company at any time within seven (7) years from the effective date of the Company's first Registration Statement as filed in 1997 (except for any registration on Forms S-4 or S-8 or similar forms).

         3.5 Covenants Regarding Registration. In connection with any registration under Section 3.3 or 3.4 hereof, the Company covenants and agrees as follows:


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             (a) The Company will, within twenty days after written request from the Representative, take all steps necessary to effectuate preparation and filing with the Securities and Exchange Commission of the registration statement as required by and in compliance with the Act.

             (b) The Company shall keep such registration statement effective for the lesser of (i) one hundred twenty (120) days, or (ii) the period of time in which the Holders of such securities have effected the distribution of their Shares. During such period the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

             (c) The Company shall notify each Holder of Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

             (d) The Company shall furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

             (e) The Company shall pay all costs, fees, and expenses in connection with new registration statements under Section 3.3 (excluding the costs attendant to a second demand registration) and Section 3.4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (i) underwriting discounts and commissions allocable to the Shares, (ii) state transfer taxes, (iii) brokerage commissions, (iv) fees and expenses of counsel and accountants for the holders of this Warrant or the Shares.

             (f) The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement or post-effective amendment or new registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

             (g) The Holder shall be entitled to pay the Purchase Price for the Shares purchasable upon the exercise of this Warrant out of the proceeds of any sale of the Shares purchasable upon its exercise.

         3.6 Indemnity.

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         3.6.1 The Company shall indemnify and hold harmless each person registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Common Stock from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section
3.6 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

         3.6.2 Each Seller which avails itself of the procedures under this
Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

         3.7 Survival of Obligations. The agreements in this Section 3 shall continue in effect regardless of the exercise and surrender of this Warrant.

                                   SECTION 4.
                                  OTHER MATTERS

         4.1 Payment of Taxes. The Company will from time to time promptly pay, subject to the provisions of paragraph (4) of Section 1.2 hereof, all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of this Warrant or the Shares purchasable upon the exercise of this Warrant.

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




         4.2 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

         4.3 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimilie and addressed, until another address is designated in writing by the Company, as follows:



                             Simulations Plus, Inc.
                        40015 Sierra Highway, Bldg. B-110
                           Palmdale, California 93550

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

         4.4 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California.

         4.5 Parties Bound and Benefitted. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees.

         4.6 Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the ___ day of ________, 1997.

                            SIMULATIONS PLUS, INC.


                            By:______________________________________________
                                 Walter S. Woltosz, Chief Executive Officer



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                             SIMULATIONS PLUS, INC.

                              Assignment of Warrant


         FOR VALUE RECEIVED, Waldron & Co., Inc. hereby sells, assigns and transfers unto ____________________________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated: _____________________

                                     Signed:_______________________________

Signature guaranteed:




_____________________________



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


                             SIMULATIONS PLUS, INC.
                        40015 Sierra Highway, Bldg. B-110
                               Palmdale, CA 93550


               Subscription Agreement for the Exercise of Warrants

         The undersigned hereby irrevocably subscribes for the purchase of _____________ Shares pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment, covering such Shares which should be delivered to the undersigned at the address stated below, and, if said number of Shares shall not be all of the Shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder be delivered to the undersigned at the address stated below.

         The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Shares unless either (a) a registration statement, or post-effective amendment thereto, covering the Shares has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) counsel to Simulations Plus, Inc. satisfactory to the undersigned has rendered an opinion in writing and addressed to Simulations Plus, Inc. that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) Simulations Plus, Inc. may notify the transfer agent for the Shares that the certificates for the Shares acquired by the undersigned are not to be transferred unless the transfer agent receives advice from Simulations Plus, Inc. that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) Simulations Plus, Inc. may affix the legend set forth in Section 3.1 of this Warrant to the certificates for the Shares hereby subscribed for, if such legend is applicable.

Dated: ______________________       Signed:_______________________________

Signature guaranteed:               Address:______________________________

                                    ______________________________________

_____________________________



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